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                                                                    EXHIBIT 99.3

                                TOBIN & TOBIN
                         A PROFESSIONAL CORPORATION
                             500 SANSOME STREET
                                EIGHTH FLOOR
PHILLIP R. POLLOCK        SAN FRANCISCO, CALIFORNIA   RICHARD TOBIN (1852-1887)
Email:                           94111-3214           ROBERT TOBIN (1875-1889)
prpollock@tobinlaw.com    FACSIMILE (415) 433-3883    CYRIL R. TOBIN (1905-1977)
                               (415) 433-1400

                             September 29, 2005

Sequoia Residential Funding, Inc.
One Belvedere Place
Suite 330
Mill Valley, CA 94941

     Re: Issuance of Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through
         Certificates

Ladies and Gentlemen:

     We have acted as special counsel to Sequoia Residential Funding, Inc., a Delaware corporation (the "Registrant"), in connection with the preparation and filing of a registration statement on Form S-3 (No. 333-118832) (the "Registration Statement") for the registration of asset-backed securities with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and the issuance of the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2005 (the "Pooling and Servicing Agreement"), among the Registrant, HSBC Bank USA, National Association, as Trustee (the "Trustee"), and Wells Fargo Bank, N.A., as Master Servicer.

     We have examined and relied upon copies of the Registrant's Charter and Bylaws, the Registration Statement, the Pooling and Servicing Agreement and the forms of Certificates included as exhibits thereto, and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

     In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents. As to any facts material to the opinions expressed herein that were not independently established or verified, we have relied upon statements and representations of officers and other representatives of the Registrant and others.

     Based upon the foregoing, we are of the opinion that:

     1. The Pooling and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Registrant and has been duly executed and delivered by the Registrant, and such Pooling and Servicing Agreement constitutes a legal, valid and binding
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                                  TOBIN & TOBIN

Sequoia Residential Funding, Inc.
September 29, 2005
Page 2


agreement of the Registrant, enforceable against the Registrant in accordance with its terms, except an enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

     2. The Certificates have been duly authorized by all necessary action on the part of the Registrant, duly executed and authenticated by the Trustee in accordance with the terms of the Pooling and Servicing Agreement and issued and delivered against payment therefor as described in the Registration Statement and the prospectus delivered in connection therewith, and such Certificates are legally and validly issued, fully paid and nonassessable, and the holders thereof are entitled to the benefits of the Pooling and Servicing Agreement.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein), the corporation laws of the State of Delaware and the federal laws of the United States of America.

     We hereby consent to the filing of this letter on Form 8-K for incorporation into the Registration Statement and to the references to this firm under the heading "Legal Matters" in the base prospectus forming a part of the Registration Statement and the prospectus supplement relating to the Certificates, without admitting that we are "experts" within the meaning of the Act or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement.

                                        Very truly yours,

                                        TOBIN & TOBIN


                                        /s/ TOBIN & TOBIN
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